UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 10/31

Date of reporting period: 10/31/17

Item 1.	Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter

October 31, 2017

Templeton Foreign Smaller Companies Fund

A SERIES OF TEMPLETON GLOBAL INVESTMENT TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Gain From Our Perspective®

At Franklin Templeton Investments, we’re dedicated to one goal: delivering exceptional asset management for our clients. By bringing together multiple, world-class investment teams in a single firm, we’re able to offer specialized expertise across styles and asset classes, all supported by the strength and resources of one of the world’s largest asset managers. This has helped us to become a trusted partner to individual and institutional investors across the globe.

Dear Shareholder:

During the 12 months ended October 31, 2017, the global economy grew moderately due in part to the accommodative monetary policies of various central banks. Although investors expressed concerns about the UK’s exit from the European Union and geopolitical tensions in multiple regions, the markets responded positively to encouraging corporate earnings reports and generally upbeat economic data across regions. In this environment, foreign developed and emerging market small cap stocks, as measured by the MSCI All Country World Index ex USA Small Cap Index, generated strong returns.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Smaller Companies Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of October 31, 2017, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Templeton Foreign Smaller Companies Fund

We are pleased to bring you Templeton Foreign Smaller Companies Fund’s annual report for the fiscal year ended October 31, 2017. At the market close on December 10, 2013, the Fund closed to new investors. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks to provide long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the US, including emerging markets.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a +28.24% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Ex USA Small Cap Index, which measures performance of international small capitalization stocks in developed and emerging markets, excluding the US, generated a +26.26% total return.1 Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy grew moderately during the 12-month period under review. In this environment, global developed and emerging market stocks rose significantly, as measured by the MSCI All Country World Index. Global markets were aided by improved industrial commodity prices at certain points during the period, generally upbeat economic data across regions,

Geographic Composition

Based on Total Net Assets as of 10/31/17

investor optimism about pro-growth and pro-business policies in the US, Emmanuel Macron’s election as France’s president, accommodative monetary policies of various central banks, encouraging corporate earnings reports, and the US Senate’s approval of a budget plan that raised expectations for tax reforms toward period-end.

However, investors expressed concerns about the timing and economic effects of the UK’s exit from the European Union (also known as “Brexit”), political uncertainty in the US and the European Union, and geopolitical tensions in the Korean peninsula and other regions. Other headwinds included concerns about the health of European banks, global oil oversupply despite a pact by major oil-producing countries to extend production cuts, and hawkish comments from key central bankers around the world.

After moderating in the first quarter, the US economy strengthened in 2017’s second quarter, largely due to growth in consumer spending, business investment, net exports and federal government spending. In 2017’s third quarter, the economy expanded at a faster pace. The unemployment rate

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

decreased from 4.8% in October 2016 to 4.1% at period-end.2 Annual inflation, as measured by the Consumer Price Index, increased from 1.6% to 2.0% at period-end.2 The US Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% three times during the period, amid signs of a growing US economy, strengthening labor market, and improving business spending. At its September 2017 meeting, the Fed left its target range unchanged, but mentioned that it would begin implementing its balance sheet reduction in October.

In Europe, the UK’s economic growth held steady in 2017’s second quarter over the previous quarter but accelerated in 2017’s third quarter, largely due to growth in the services sector. The Bank of England kept its key policy rate unchanged during the period but indicated in September that it expected a rate hike soon so that inflation could return to target levels. The eurozone’s growth accelerated in 2017’s second quarter over the previous quarter but moderated in the third quarter. The bloc’s annual inflation rate, while low, ended higher than it was at the start of the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged during the period. However, at its October meeting, the ECB extended the time frame for its massive bond-buying program from December 2017 to at least September 2018, while reducing the amount of monthly bond purchases in half beginning in January 2018.

In Asia, Japan’s quarterly gross domestic product (GDP) grew for the seventh consecutive quarter, although third-quarter 2017 growth moderated due to slower business spending growth and private consumption decline. At its October 2017 meeting, the Bank of Japan (BOJ) left its benchmark interest rate unchanged and continued its monetary stimulus measures, while reducing its fiscal 2017 inflation forecast.

In emerging markets, Brazil’s quarterly GDP rose in 2017’s first two quarters, following the recession in 2015–2016, as the country’s central bank cut its benchmark interest rate numerous times during the period to spur economic growth. Russia’s GDP grew in 2017’s first three quarters compared to the prior-year periods amid the Bank of Russia’s continued policy support. China’s GDP grew faster in 2017’s first three quarters compared to the prior year periods, driven by solid growth in industrial production, services, fixed-asset investment, retail sales, and imports and exports. The People’s Bank of China left its benchmark interest rate unchanged during the period. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, rose substantially during the period.

Top 10 Sectors/Industries

10/31/17

% of Total Net Assets
Machinery	11.7%
Leisure Products	6.6%
Electronic Equipment, Instruments & Components	6.1%
Textiles, Apparel & Luxury Goods	5.9%
Capital Markets	4.2%
Banks	3.8%
Household Durables	3.6%
Metals & Mining	3.1%
Personal Products	3.1%
Construction & Engineering	3.0%

Investment Strategy

We employ a bottom-up, value-oriented, long-term approach to investing. We focus our analysis on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

Several holdings contributed to Fund performance during the 12 months under review. Italy-based Interpump Group manufactures piston pumps and hydraulic products. Historically, about two-thirds of earnings growth has been driven by mergers and acquisitions (M&A) done at attractive multiples and with related synergies. After doubling its revenues over the last five years, we feel the M&A engine has remained well in place, with several options under scrutiny. Exposure to end markets such as trucks, agriculture and construction equipment and earth-moving machines, particularly in the US (a geographical market that accounts for a significant portion of the group’s revenues), is another growth driver.

India-based Dewan Housing Finance has benefited from a positive shift in investor sentiment, its low valuation and secular growth opportunity in mortgage finance. Despite the recent share price appreciation, Dewan continued to trade at a sizeable discount compared to peers. This trend is partially due to the company’s relatively low return on equity, which is mainly a function of Dewan’s extensive branch network relative to other firms. Over time, we believe Dewan could see

2. Source: US Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provided information.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

the benefits of its branch network, including higher asset density and better operating leverage.

Based in Italy, Technogym is the world’s second-largest gym equipment manufacturer. The company has a significant global market share, and recent efforts to expand revenue in the US look promising to us. The firm’s shares outperformed the rest of the sector during the period, helped by Technogym’s advanced technology and recent partnership with IBM Watson (not a Fund holding).

Top 10 Holdings

10/31/17

Company Sector/Industry, Country	% of Total Net Assets
Dewan Housing Finance Corp. Ltd. Thrifts & Mortgage Finance, India	2.1%
Interpump Group SpA Machinery, Italy	2.0%
Techtronic Industries Co. Ltd. Household Durables, Hong Kong	2.0%
The Thule Group AB, Reg S Leisure Products, Sweden	2.0%
Bucher Industries AG Machinery, Switzerland	2.0%
Technogym SpA Leisure Products, Italy	1.9%
Huhtamaki OYJ Containers & Packaging, Finland	1.9%
Rational AG Machinery, Germany	1.9%
Kobayashi Pharmaceutical Co. Ltd. Personal Products, Japan	1.8%
Jenoptik AG Electronic Equipment, Instruments & Components, Germany	1.8%

The Fund also had some underperformers during the period under review. Despite short-term underperformance, we still see potential for Japan-based sportswear exporter ASICS to expand its sales channels and take advantage of its untapped brand value. The global popularity of fitness and running and a growing recognition of ASICS products’ high performance should, in our view, also remain a growth driver for the company.

Canadian financial institution Canaccord Genuity Group declined on general sector weakness that followed Moody’s downgrade of the long-term ratings for six Canadian banks (none of which are held in the Fund) earlier this year. The downgrade created a more challenging operating environment for the country’s banks for 2017 and beyond.

Amer Sports is a Finnish sporting goods company. Its sales growth has been pressured due to destocking activity arising from the bankruptcy of The Sports Authority, a retailer of the company’s products in North America, as well as temporary delays in new product launches. However, we believe the possibility of long-term growth opportunity is still in place.

Thank you for your continued participation in Templeton Foreign Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Performance Summary as of October 31, 2017

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/171

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A
1-Year	+28.24%	+20.86%
5-Year	+52.17%	+7.48%
10-Year	+23.33%	+1.51%

Advisor

1-Year	+28.56%	+28.56%
5-Year	+54.11%	+9.04%
10-Year	+26.48%	+2.38%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/07–10/31/17)

Advisor Class (11/1/07–10/31/17)

See page 9 for Performance Summary footnotes.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (11/1/16–10/31/17)

Share Class	Net Investment Income
A	$0.2394
C	$0.1345
R6	$0.1590
Advisor	$0.2712

Total Annual Operating Expenses5

Share Class	With Waiver	Without Waiver
A	1.86%	1.86%

Advisor	1.62%	1.62%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large company stocks, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 2/28/18. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Source: Morningstar. The MSCI ACWI ex USA Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the US.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provided information.

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 =$64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Ending Account Value 10/31/17	Expenses Paid During Period 5/1/17–10/31/17[1,2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,134.80	$9.20	$1,016.59	$8.69	1.71%
C	$1,000	$1,130.70	$13.37	$1,012.65	$12.63	2.49%
R6	$1,000	$1,137.80	$6.79	$1,018.85	$6.41	1.26%
Advisor	$1,000	$1,136.30	$8.02	$1,017.69	$7.58	1.49%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Foreign Smaller Companies Fund

	Year Ended October 31,
	2017	2016	2015		2014	2013
Class A

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.07	$16.41	$16.31		$18.02	$14.39

Income from investment operations[a]:

Net investment income[b]	0.06	0.09	0.16	[c]	0.05 [d]	0.13

Net realized and unrealized gains (losses)	4.41	(0.21)	0.16		(1.50)	3.77

Total from investment operations	4.47	(0.12)	0.32		(1.45)	3.90

Less distributions from net investment income	(0.24)	(0.22)	(0.22)		(0.26)	(0.27)

Net asset value, end of year	$20.30	$16.07	$16.41		$16.31	$18.02

Total return[e]	28.24%	(0.62)%	2.03%		(8.11)%	27.43%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	1.90%	1.86%	1.80%		1.67%	1.65%

Expenses net of waiver and payments by affiliates and expense reduction	1.88%	1.86% [f]	1.80%		1.67%	1.65%	[g]

Net investment income	0.36%	0.55%	0.95%	[c]	0.30% [d]	0.83%

Supplemental data

Net assets, end of year (000’s)	$64,886	$61,060	$79,101		$94,088	$131,844

Portfolio turnover rate	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.44%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.01)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Year Ended October 31,
	2017	2016	2015		2014	2013
Class C

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.43	$15.75	$15.65		$17.31	$13.83

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)	(0.03)	0.03	[c]	(0.08)[d]	0.01

Net realized and unrealized gains (losses)	4.23	(0.20)	0.16		(1.44)	3.63

Total from investment operations	4.16	(0.23)	0.19		(1.52)	3.64

Less distributions from net investment income	(0.13)	(0.09)	(0.09)		(0.14)	(0.16)

Net asset value, end of year	$19.46	$15.43	$15.75		$15.65	$17.31

Total return[e]	27.27%	(1.36)%	1.26%		(8.82)%	26.58%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	2.67%	2.62%	2.55%		2.42%	2.40%

Expenses net of waiver and payments by affiliates and expense reduction	2.65%	2.62% [f]	2.55%		2.42%	2.40%	[g]

Net investment income (loss)	(0.41)%	(0.21)%	0.20%	[c]	(0.45)% [d]	0.08%

Supplemental data

Net assets, end of year (000’s)	$8,849	$8,360	$10,415		$13,040	$16,027

Portfolio turnover rate	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.31)%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income (loss) to average net assets would have been (0.76)%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)

	Year Ended October 31,
	2017	2016	2015		2014	2013[a]
Class R6

Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.06	$16.41	$16.34		$18.03	$16.53

Income from investment operations[b]:

Net investment income[c]	0.14	0.19	0.25	[d]	0.15 [e]	0.16

Net realized and unrealized gains (losses)	4.43	(0.23)	0.16		(1.51)	1.34

Total from investment operations	4.57	(0.04)	0.41		(1.36)	1.50

Less distributions from net investment income	(0.16)	(0.31)	(0.34)		(0.33)	—

Net asset value, end of year	$20.47	$16.06	$16.41		$16.34	$18.03

Total return[f]	28.84%	(0.10)%	2.60%		(7.64)%	9.07%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	8.07%	1.37%	1.30%		1.11%	2.55%

Expenses net of waiver and payments by affiliates and expense reduction	1.42%	1.34%	1.29%		1.10%	1.12%	[h]

Net investment income	0.82%	1.07%	1.46%	[d]	0.87% [e]	1.36%

Supplemental data

Net assets, end of year (000’s)	$6	$5	$844		$835	$5

Portfolio turnover rate	21.79%	28.19%	55.78%		38.68%	42.94%

aFor the period May 1, 2013 (effective date) to October 31, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.08 per share related to income received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.

eNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.56%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

hBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Foreign Smaller Companies Fund (continued)
	Year Ended October 31,
	2017	2016	2015		2014	2013
Advisor Class
Per share operating performance

(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.04	$16.39	$16.30		$18.00	$14.38

Income from investment operations[a]:

Net investment income[b]	0.11	0.12	0.20	[c]	0.10 [d]	0.18

Net realized and unrealized gains (losses)	4.38	(0.21)	0.17		(1.50)	3.75

Total from investment operations	4.49	(0.09)	0.37		(1.40)	3.93

Less distributions from net investment income	(0.27)	(0.26)	(0.28)		(0.30)	(0.31)

Net asset value, end of year	$20.26	$16.04	$16.39		$16.30	$18.00

Total return	28.56%	(0.40)%	2.33%		(7.90)%	27.79%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	1.67%	1.62%	1.56%		1.42%	1.40%

Expenses net of waiver and payments by affiliates and expense reduction	1.65%	1.62% [e]	1.56%		1.42%	1.40%	[f]

Net investment income	0.59%	0.79%	1.19%	[c]	0.55% [d]	1.08%

Supplemental data

Net assets, end of year (000’s)	$28,809	$24,000	$33,064		$40,153	$40,832

Portfolio turnover rate	21.79%	28.19%	55.78%		38.68%	42.94%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.08 per share received in the form of special dividends and adjustments for EU reclaims in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.68%.

dNet investment income per share includes approximately $0.05 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.24%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, October 31, 2017

Templeton Foreign Smaller Companies Fund

	Industry	Shares	Value
Common Stocks 92.9%
Belgium 1.3%
Ontex Group NV	Personal Products	37,390	$1,315,331

Brazil 1.9%
Grendene SA	Textiles, Apparel & Luxury Goods	121,700	1,023,295
M. Dias Branco SA	Food Products	60,600	891,844

			1,915,139

Canada 7.5%
Alamos Gold Inc., A	Metals & Mining	102,500	647,800
[a] Badger Daylighting Ltd.	Construction & Engineering	60,500	1,377,911
Canaccord Genuity Group Inc.	Capital Markets	159,200	529,617
[b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	9,700	207,908
Canadian Western Bank	Banks	46,912	1,321,998
[a] Genworth MI Canada Inc.	Thrifts & Mortgage Finance	20,900	649,747
Laurentian Bank of Canada	Banks	4,920	228,917
Mullen Group Ltd.	Energy Equipment & Services	70,100	920,316
Russel Metals Inc.	Trading Companies & Distributors	42,500	950,486
Shawcor Ltd.	Energy Equipment & Services	37,800	819,579

			7,654,279

China 4.3%
China ZhengTong Auto Services Holdings Ltd.	Specialty Retail	1,097,000	1,154,463
Goodbaby International Holdings Ltd.	Household Products	1,638,000	894,445
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	1,384,000	865,737
Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	22,160	497,492
Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	112,100	548,189
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,387,000	458,698

			4,419,024

Colombia 0.7%
[b] Gran Tierra Energy Inc. (CAD Traded)	Oil, Gas & Consumable Fuels	266,000	579,629
[b] Gran Tierra Energy Inc. (USD Traded)	Oil, Gas & Consumable Fuels	57,800	125,426

			705,055

Finland 3.8%
Amer Sports OYJ	Leisure Products	67,840	1,689,020
Huhtamaki OYJ	Containers & Packaging	44,940	1,915,232
[b] Outotec OYJ	Machinery	35,700	284,283

			3,888,535

Germany 7.8%
Gerresheimer AG	Life Sciences Tools & Services	19,534	1,553,012
Grand City Properties SA	Real Estate Management & Development	51,914	1,112,876
Jenoptik AG	Electronic Equipment, Instruments & Components	53,745	1,809,904
Rational AG	Machinery	2,897	1,900,209
Stabilus SA	Machinery	17,640	1,602,605

			7,978,606

Hong Kong 5.1%
[a] PAX Global Technology Ltd.	Electronic Equipment, Instruments
	& Components	914,000	462,779
Techtronic Industries Co. Ltd.	Household Durables	350,290	2,054,230
Value Partners Group Ltd.	Capital Markets	1,417,700	1,404,734

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
VTech Holdings Ltd.	Communications Equipment	96,100	$1,366,108

			5,287,851

India 2.1%
Dewan Housing Finance Corp. Ltd.	Thrifts & Mortgage Finance	216,651	2,150,617

Indonesia 1.0%
[b,c] Sakari Resources Ltd.	Metals & Mining	1,342,000	1,057,885

Italy 5.0%
Azimut Holding SpA	Capital Markets	27,377	540,949
Interpump Group SpA	Machinery	61,118	2,058,552
Technogym SpA	Leisure Products	199,720	1,941,746
[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	8,825	587,077

			5,128,324

Japan 21.0%
Anicom Holdings Inc.	Insurance	45,000	1,161,022
Asics Corp.	Textiles, Apparel & Luxury Goods	81,300	1,235,091
Bunka Shutter Co. Ltd.	Building Products	80,400	682,495
Capcom Co. Ltd.	Software	37,800	954,643
Daibiru Corp.	Real Estate Management & Development	89,600	1,049,064
Descente Ltd.	Textiles, Apparel & Luxury Goods	57,500	796,138
Dowa Holdings Co. Ltd.	Metals & Mining	35,000	1,463,978
Fuji Oil Holdings Inc.	Food Products	44,000	1,180,507
IDOM Inc.	Specialty Retail	145,700	1,056,094
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	31,558	1,815,529
KYB Corp.	Auto Components	8,200	528,730
MEITEC Corp.	Professional Services	31,300	1,522,598
Morita Holdings Corp.	Machinery	8,900	152,587
N Field Co. Ltd.	Health Care Providers & Services	30,000	553,659
Nachi-Fujikoshi Corp.	Machinery	135,000	824,155
Nihon Parkerizing Co. Ltd.	Chemicals	73,500	1,194,181
Square Enix Holdings Co. Ltd.	Software	22,500	904,513
Sumitomo Rubber Industries Ltd.	Auto Components	62,700	1,182,519
TechnoPro Holdings Inc.	Professional Services	21,600	988,037
Tsumura & Co.	Pharmaceuticals	47,800	1,770,215
Ushio Inc.	Electrical Equipment	36,300	499,412

			21,515,167

Netherlands 5.0%
Aalberts Industries NV	Machinery	26,207	1,292,897
Arcadis NV	Construction & Engineering	73,284	1,694,784
Beter Bed Holding NV	Specialty Retail	28,760	588,715
[d] Refresco Group NV, Reg S	Beverages	66,799	1,544,810

			5,121,206

Philippines 0.6%
Vista Land & Lifescapes Inc.	Real Estate Management & Development	5,540,300	654,049

Poland 1.0%
CCC SA	Textiles, Apparel & Luxury Goods	14,010	1,050,933

South Korea 3.5%
BNK Financial Group Inc.	Banks	103,896	923,652
DGB Financial Group Inc.	Banks	146,875	1,372,737
[b] Hyundai Mipo Dockyard Co. Ltd.	Machinery	6,728	652,889

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Common Stocks (continued)
South Korea (continued)
Korea Investment Holdings Co. Ltd.	Capital Markets	11,719	$663,464

			3,612,742

Spain 1.2%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	28,960	1,192,704

Sweden 3.1%
Cloetta AB, B	Food Products	167,560	566,365
Tethys Oil AB	Oil, Gas & Consumable Fuels	75,650	557,937
[d] The Thule Group AB, Reg S	Leisure Products	91,000	2,035,724

			3,160,026

Switzerland 5.2%
[b] Basilea Pharmaceutica AG	Biotechnology	5,412	440,218
Bucher Industries AG	Machinery	5,198	2,034,600
Logitech International SA	Technology Hardware, Storage & Peripherals	28,990	1,038,712
Tecan Group AG	Life Sciences Tools & Services	3,078	650,988
Vontobel Holding AG	Capital Markets	19,435	1,208,783

			5,373,301

Taiwan 4.5%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	518,517	1,299,088
Giant Manufacturing Co. Ltd.	Leisure Products	98,000	504,065
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	882,000	935,122
Merida Industry Co. Ltd.	Leisure Products	124,000	578,132
Tripod Technology Corp.	Electronic Equipment, Instruments
	& Components	363,000	1,337,083

			4,653,490

United Kingdom 7.3%
Bellway PLC	Household Durables	12,031	583,364
Bovis Homes Group PLC	Household Durables	35,344	552,164
DFS Furniture PLC	Household Durables	195,709	543,378
Just Group PLC	Insurance	393,896	806,884
Laird PLC	Electronic Equipment, Instruments
	& Components	446,665	967,197
[b] LivaNova PLC	Health Care Equipment & Supplies	17,036	1,258,960
Oxford Instruments PLC	Electronic Equipment, Instruments
	& Components	95,267	1,202,929
SIG PLC	Trading Companies & Distributors	451,642	1,034,972
[b] Vectura Group PLC	Pharmaceuticals	392,190	521,005

			7,470,853

Total Common Stocks (Cost $69,624,772)			95,305,117

Management Investment Companies 2.0%
United States 2.0%
iShares MSCI EAFE ETF	Diversified Financial Services	8,800	612,744
iShares MSCI EAFE Small-Cap ETF	Diversified Financial Services	23,000	1,449,920

Total Management Investment Companies (Cost $2,025,052)			2,062,664

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TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS

Templeton Foreign Smaller Companies Fund (continued)
	Industry	Shares	Value
Preferred Stocks (Cost $379,566) 0.7%
Brazil 0.7%
[e] Alpargatas SA, 2.279%, pfd	Textiles, Apparel & Luxury Goods	134,800	$712,781

Total Investments before Short Term Investments (Cost $72,029,390)			98,080,562

		Principal Amount
Short Term Investments 6.2%
U.S. Government and Agency Securities (Cost $4,299,899) 4.2%
United States 4.2%
[f] FHLB, 11/01/17		$4,300,000	4,300,000

		Shares
[g] Investments from Cash Collateral Received for
Loaned Securities (Cost $2,042,512) 2.0%
Money Market Funds 2.0%
United States 2.0%
[h,i] Institutional Fiduciary Trust Money Market Portfolio, 0.69%		2,042,512	2,042,512

Total Investments (Cost $78,371,801) 101.8%			104,423,074
Other Assets, less Liabilities (1.8)%			(1,872,196)

Net Assets 100.0%			$102,550,878

See Abbreviations on page 31.

aA portion or all of the security is on loan at October 31, 2017. See Note 1(c).

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2017, the aggregate value of these securities was $3,580,534, representing 3.5% of net assets.

eVariable rate security. The rate shown represents the yield at period end.

fThe security was issued on a discount basis with no stated coupon rate.

gSee Note 1(c) regarding securities on loan.

hSee Note 3(f) regarding investments in affiliated management investment companies.

iThe rate shown is the annualized seven-day yield at period end.

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TEMPLETON GLOBAL INVESTMENT TRUST

Financial Statements

Statement of Assets and Liabilities

October 31, 2017

Templeton Foreign Smaller Companies Fund

Assets:
+Investments in securities:
Cost - Unaffiliated issuers	$76,329,289
Cost - Non-controlled affiliates (Note 3f)	2,042,512

Value - Unaffiliated issuers	$102,380,562
Value - Non-controlled affiliates (Note 3f)	2,042,512
Cash	139,741
Receivables:
Investment securities sold	92,734
Capital shares sold	68,030
Dividends	281,027
European Union tax reclaims	283,826
Other assets	26

Total assets	105,288,458

Liabilities:
Payables:
Investment securities purchased	357,528
Capital shares redeemed	48,905
Management fees	85,325
Distribution fees	20,031
Transfer agent fees	65,139
Payable upon return of securities loaned	2,042,512
Deferred tax	25,513
Accrued expenses and other liabilities	92,627

Total liabilities	2,737,580

Net assets, at value	$102,550,878

Net assets consist of:
Paid-in capital	$76,385,020
Undistributed net investment income	471,838
Net unrealized appreciation (depreciation)	26,021,436
Accumulated net realized gain (loss)	(327,416)

Net assets, at value	$102,550,878

+Includes securities loaned	$1,941,376

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

October 31, 2017

Templeton Foreign Smaller Companies Fund

Class A:
Net assets, at value	$64,885,847
Shares outstanding	3,197,015
Net asset value per share[a]	$20.30
Maximum offering price per share (net asset value per share ÷ 94.25%)	$21.54
Class C:
Net assets, at value	$8,849,306
Shares outstanding	454,652
Net asset value and maximum offering price per share[a]	$19.46
Class R6:
Net assets, at value	$6,406
Shares outstanding	313
Net asset value and maximum offering price per share	$20.47
Advisor Class:
Net assets, at value	$28,809,319
Shares outstanding	1,421,936
Net asset value and maximum offering price per share	$20.26

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended October 31, 2017

Templeton Foreign Smaller Companies Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$1,964,450
Interest:
Unaffiliated issuers	26,385
Income from securities loaned (net of fees and rebates)	117,103

Total investment income	2,107,938

Expenses:
Management fees (Note 3a)	941,360
Distribution fees: (Note 3c)
Class A	138,482
Class C	82,665
Transfer agent fees: (Note 3e)
Class A	146,688
Class C	19,934
Class R6	369
Advisor Class	60,429
Custodian fees (Note 4)	15,155
Reports to shareholders	26,485
Registration and filing fees	67,358
Professional fees.	166,428
Trustees’ fees and expenses	4,736
Federal income tax	74,435
Other	47,011

Total expenses	1,791,535
Expense reductions (Note 4)	(6,777)
Expenses waived/paid by affiliates (Note 3f and 3g)	(7,620)

Net expenses	1,777,138

Net investment income	330,800

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	5,458,311
Foreign currency transactions	(8,631)

Net realized gain (loss)	5,449,680

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers.	17,582,092
Translation of other assets and liabilities denominated in foreign currencies	27,770
Change in deferred taxes on unrealized appreciation	5,593

Net change in unrealized appreciation (depreciation)	17,615,455

Net realized and unrealized gain (loss)	23,065,135

Net increase (decrease) in net assets resulting from operations	$23,395,935

*Foreign taxes withheld on dividends	$246,790

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Smaller Companies Fund

	Year Ended October 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$330,800	$571,093
Net realized gain (loss)	5,449,680	274,761
Net change in unrealized appreciation (depreciation)	17,615,455	(2,573,066)

Net increase (decrease) in net assets resulting from operations	23,395,935	(1,727,212)

Distributions to shareholders from:
Net investment income:
Class A	(876,462)	(1,040,254)
Class C	(69,479)	(60,168)
Class R6	(50)	(14,598)
Advisor Class	(368,212)	(518,480)

Total distributions to shareholders	(1,314,203)	(1,633,500)

Capital share transactions: (Note 2)
Class A	(10,404,204)	(15,879,773)
Class C	(1,436,755)	(1,794,446)
Class R6	—	(820,858)
Advisor Class	(1,114,609)	(8,143,532)

Total capital share transactions	(12,955,568)	(26,638,609)

Net increase (decrease) in net assets	9,126,164	(29,999,321)
Net assets:
Beginning of year	93,424,714	123,424,035

End of year	$102,550,878	$93,424,714

Undistributed net investment income included in net assets:
End of year	$471,838	$107,331

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements

Templeton Foreign Smaller Companies Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of six separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Smaller Companies Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. The Fund was closed to new investors effective at the close of market December 10, 2013. Existing shareholders may add to their accounts.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by the Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund’s shareholders. During the year ended October 31, 2017, the Fund entered into a closing agreement with the IRS and recorded an estimated liability of $74,000.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At October 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended October 31,
	2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	255,669	$4,553,058	151,332	$2,353,186
Shares issued in reinvestment of distributions	55,486	848,937	64,203	995,790
Shares redeemed	(914,167)	(15,806,199)	(1,236,326)	(19,228,749)

Net increase (decrease)	(603,012)	$(10,404,204)	(1,020,791)	$(15,879,773)

Class C Shares:
Shares sold	79,924	$1,393,563	24,789	$367,734
Shares issued in reinvestment of distributions	4,581	67,656	3,896	58,395
Shares redeemed	(171,673)	(2,897,974)	(148,162)	(2,220,575)

Net increase (decrease)	(87,168)	$(1,436,755)	(119,477)	$(1,794,446)

Class R6 Shares:
Shares sold	—	$—	7,692	$118,288
Shares issued in reinvestment of distributions	—	—	940	14,501
Shares redeemed	—	—	(59,754)	(953,647)

Net increase (decrease)	—	$—	(51,122)	$(820,858)

Advisor Class Shares:
Shares sold	476,752	$8,380,659	313,055	$4,845,420
Shares issued in reinvestment of distributions	23,464	357,833	31,517	486,625
Shares redeemed	(574,741)	(9,853,101)	(866,073)	(13,475,577)

Net increase (decrease)	(74,525)	$(1,114,609)	(521,501)	$(8,143,532)

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager - sub-advisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays the investment manager a fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	In excess of $500 million

Under a sub-advisory agreement with TIC, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

For the year ended October 31, 2017, the effective investment management fee rate was 1.000% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Fund’s investment manager, FT Services provides administrative services to the Fund. The fee is paid by investment manager based on Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

3.  Transactions with Affiliates (continued)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,577
CDSC retained	$90

e.  Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended October 31, 2017, the Fund paid transfer agent fees of $227,420, of which $85,547 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended October 31, 2017, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 0.69%	2,729,030	10,051,850	(10,738,368)	2,042,512	$2,042,512	$ —	$ —	$—

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until February 28, 2018.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended October 31, 2017, the custodian fees were reduced as noted in the Statement of Operations.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

On October 31, 2017, the Fund had expired capital loss carryforwards of $12,579,956, which was reclassified to paid-in capital.

During the year ended October 31, 2017, the Fund utilized $4,112,876 of capital loss carryforwards.

The tax character of distributions paid during the years ended October 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from ordinary income	$1,314,203	$1,633,500

At October 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$80,166,436

Unrealized appreciation	$29,929,377
Unrealized depreciation	(5,672,739)
Net unrealized appreciation (depreciation)	$24,256,638
Distributable earnings - undistributed ordinary income	$1,871,902

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended October 31, 2017, such reclassifications were as follows:

Paid-in Capital	$(12,614,057)
Undistributed net investment income	$1,347,910
Accumulated net realized gain	$11,266,147

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2017, aggregated $19,720,299 and $34,215,343, respectively.

At October 31, 2017, in connection with securities lending transactions, the Fund loaned equity investments and received $2,042,512 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended October 31, 2017, the Fund did not use the Global Credit Facility.

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Equity Investments:
Indonesia	$—	$—	$1,057,885	$1,057,885
All Other Equity Investments[a,b]	94,960,013	—	—	94,960,013
Management Investment Companies	2,062,664	—	—	2,062,664
Short Term Investments	2,042,512	4,300,000	—	6,342,512
Total Investments in Securities	$99,065,189	$4,300,000	$1,057,885	$104,423,074

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Smaller Companies Fund (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At October 31, 2017, the reconciliation of assets is as follows:

	Balance at Beginning of Year	Purchases (Sales)	Transfer Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at YearEnd
Assets:
Investments in Securities:
Equity Investments: Indonesia	$1,089,151	$–	$–	$–	$–	$(31,266)	$1,057,885	$(31,266)

Significant unobservable valuation inputs developed by the VC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2017, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount		Impact to Fair Value if Input Increases[a]
Assets:
Investments in Securities:
Indonesia	$1,057,885	Market Comparables	Discount for lack of marketability	9.8%		Decrease[b]
			EV/EBITDA Multiple	6.8	x	Increase[c]

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

bRepresents a significant impact to fair value but not net assets.

cRepresents a significant impact to fair value and net assets.

Abbreviations List

EBITDA – Earnings before interest, taxes, depreciation and amortization

EV – Enterprise value

10.  Upcoming Acquisition/Reorganization

On December 7, 2017, the Board for the Fund approved a proposal to reorganize the Fund with and into Templeton Smaller Companies Fund, subject to approval by the shareholders of the Fund.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Currency		Selected Portfolio
CAD	Canadian Dollar	EAFE	Europe, Australasia & Far East
USD	United States Dollar	ETF	Exchange Traded Fund
		FHLB	Federal Home Loan Bank

franklintempleton.com	Annual Report	31

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Global Investment Trust and Shareholders of Templeton Foreign Smaller Companies Fund :

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Smaller Companies Fund (the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian, transfer agent and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 18, 2017

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TEMPLETON FOREIGN SMALLER COMPANIES FUND

Tax Information (unaudited)

Under Section 854(b)(1)(B) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $1,387,548 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2017. Distributions, including qualified dividend income, paid during calendar year 2017 will be reported to shareholders on Form 1099-DIV by mid-February 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At October 31, 2017, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

By mid-February 2018, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2017.

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TEMPLETON GLOBAL INVESTMENT TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1994	139	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	42

Ares Capital Corporation (specialty

finance company) (2010-present),

United Natural Foods, Inc. (distributor

of natural, organic and specialty foods)

(2013-present), Allied Capital

Corporation (financial services)

(2003-2010), SLM Corporation (Sallie

Mae) (1997-2014) and Navient

Corporation (loan management,

servicing and asset recovery)

(2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 1996 and Lead Independent Trustee since 2007	139

Hess Corporation (exploration of oil

and gas) (1993-present), Canadian

National Railway (railroad)

(2001-present), White Mountains

Insurance Group, Ltd. (holding

company) (2004-present), Santander

Consumer USA Holdings, Inc.

(consumer finance) (2016-present),

RTI International Metals, Inc.

(manufacture and distribution of

titanium (1999-2015) and H.J. Heinz

Company (processed foods and allied

products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	Hess Midstream Partners LP (oil and gas midstream infrastructure) (April 2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

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TEMPLETON GLOBAL INVESTMENT TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (April 2017-present ); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2001	26	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	42	El Oro Ltd (investments) (2003-present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2006	155	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board and Trustee since 2013 and Vice President since 1996	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Norman J. Boersma (1957)	President and	Since 2012	Not Applicable	Not Applicable
Lyford Cay Nassau, Bahamas	Chief Executive Officer – Investment Management

Principal Occupation During at Least the Past 5 Years:
Director, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of six of the investment companies in Franklin Templeton Investments; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FT AlphaParity, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971)	Chief Executive	Since June 2017	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	Officer – Finance and Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert G. Kubilis (1973)	Chief Financial	Since June 2017	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Officer, Chief Accounting Officer and Treasurer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 18 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906	– AML Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Name,Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Compliance Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.
Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
Lori A. Weber (1964)	Secretary and	Secretary since	Not Applicable	Not Applicable
300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	2013 and Vice President since 2011

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the US Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital

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TEMPLETON GLOBAL INVESTMENT TRUST

Interested Board Members and Officers (continued)

Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2006, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (April 2017). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable US Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON FOREIGN SMALLER COMPANIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	39

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Annual Report and Shareholder Letter Templeton Foreign Smaller Companies Fund
Investment Manager Templeton Investment Counsel, LLC

Subadvisor Franklin Templeton Investments Corp.

Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com

Shareholder Services (800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.

191  A2017  12/17

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,369 for the fiscal year ended October 31, 2017 and $28,551 for the fiscal year ended October 31, 2016.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2016. The services for which these fees were paid included benchmarking services in connection with 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended October 31, 2017 and $0 for the fiscal year ended October 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.	N/A

Item 6.	Schedule of Investments.	N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.	N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and
Administration
Date December 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and
Administration
Date December 27, 2017

By	/s/ Robert G. Kubilis
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date December 27, 2017